                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                _______________




                                   FORM 8-K


               Current Report Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934

                                _______________

                                March 31, 1999
                                Date of Report


                           Interactive Objects, Inc.
           Name of small business issuer as specified in its charter

                                _______________


     State of Washington                    0-25373               87-0434226
State or Other Jurisdiction of        Commission File Number     IRS Employer
Incorporation or Organization                                   Identification


                          217 Pine Street, Suite 800
                          Seattle, Washington  98101
                    Address of Principal Executive Offices

                                (206) 464-1008
                            Issuer Telephone Number

                                _______________

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

Effective March 31, 1999, Interactive Objects, Inc. (the "Registrant") closed its acquisition of Avatar Interactive Inc., a Washington corporation ("Avatar"). The acquisition of Avatar was effected by means of a forward merger of a newly formed Washington corporation and wholly-owned subsidiary of the Registrant with and into Avatar, pursuant to the terms of an Agreement and Plan of Merger dated March 31, 1999 (the "Merger Agreement"). A copy of the Merger Agreement is filed as Exhibit 99.1 to this Current Report on Form 8-K. Following the merger, Avatar will continue as a wholly-owned subsidiary of the Registrant, under the name "Avatar Interactive, Inc." The merger was accounted for as pooling-of-interests.

The purchase price for the acquisition was $1.5 million, less adjustments that may be required by the Merger Agreement, and is to be paid in shares of Common Stock of the Registrant to be issued to the former sole shareholder of Avatar. The number of shares of Common Stock to be issued in the merger is calculated as $1.5 million divided by the "Merger Price Per Share." The Merger Price Per Share is defined as the average of (i) the average closing trading price as reported by OTC Bulletin Board ("OTC") for the Common Stock for the ten trading days prior to March 31, 1999 (the closing date); and (ii) the average closing trading price as reported by the OTC for Common Stock for the ten trading days after March 31, 1999; provided, that, if the Merger Price Per Share is greater than $2.25, the Merger Price Per Share shall be deemed to be $2.25 and if the Merger Price Per Share is less than $1.25, the Merger Price Per Share shall be deemed to be $1.25. Although the final number of shares has not been calculated, based on the calculation of the Merger Price Per Share through the eight trading days post-closing of approximately $1.625, the number of shares issuable in the merger would be approximately 923,077 shares. In addition, pursuant to the Merger Agreement, the former shareholder of Avatar has agreed to pledge shares representing approximately 50% of the total number of shares to be issued to her in the merger (valued at $750,000) as collateral to secure certain representations and warranties included in the Merger Agreement.

Effective upon the merger, the former principal and shareholder of Avatar, Kayleen Arafiles, entered into a one-year employment agreement with Avatar Interactive, Inc., the surviving entity in the merger and wholly-owned subsidiary of the Registrant. Ms. Arafiles will serve as the President of Avatar. In addition, Steven G. Wollach, the Registrant's President and Chief Financial Officer, will serve as the Chief Executive Officer and as a director of Avatar.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

     (a) Financial Statements of Business Acquired.

         (i)   Report of Peterson Sullivan P.L.L.C., Independent Auditors
         (ii)  Avatar Interactive, Inc. Balance Sheet as of December 31, 1998
         (iii) Avatar Interactive, Inc. Statement of Operations for the period from March 20, 1998 (inception) to December 31, 1998
         (iv) Avatar Interactive, Inc. Statement of Stockholder's Equity for the period from March 20, 1998 (inception) to December 31, 1998
         (v) Avatar Interactive, Inc. Statement of Cash Flows for the period from March 20, 1998 (inception) to December 31, 1998
         (vi) Notes to Financial Statements for the period from March 20, 1998 (inception) to December 31, 1998

     (b) Pro Forma Financial Information.

         (i) Unaudited Pro Forma Consolidated Balance Sheet of Interactive Objects, Inc. and subsidiary as of December 31, 1998
         (ii) Unaudited Pro Forma Consolidated Statement of Operations of Interactive Objects, Inc. and subsidiary for the year ended December 31, 1998

         (iii) Notes to Unaudited Pro Forma Consolidated Financial Statements

     (c)    Exhibits.


Exhibit No.                             Description
-----------                             -----------
    99.1 Agreement and Plan of Merger (exclusive of schedules and exhibits) dated as of March 31, 1999 by and between Interactive Objects, Inc., IO Acquisition Corp., Avatar Interactive, Inc. and Kayleen Arafiles

                                   SIGNATURES

     Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

     Dated:  April 15, 1999

                                       INTERACTIVE OBJECTS, INC.


                                       By:    /s/ Steven G. Wollach
                                           -----------------------
                                           Steven G. Wollach, President

                   [Letterhead of Peterson Sullivan P.L.L.C.]


                          INDEPENDENT AUDITORS' REPORT



To the Board of Directors
Avatar Interactive, Inc.
Seattle, Washington


We have audited the accompanying balance sheet of Avatar Interactive, Inc. as of December 31, 1998, and the related statements of operations, stockholder's equity, and cash flows for the period from March 20, 1998 (inception) to December 31, 1998. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Avatar Interactive, Inc. as of December 31, 1998, and the results of its operations and its cash flows for the period from March 20, 1998 (inception) to December 31, 1998, in conformity with generally accepted accounting principles.


/s/ Peterson Sullivan P.L.L.C.

March 31, 1999

                           AVATAR INTERACTIVE, INC.

                                 BALANCE SHEET
                               December 31, 1998

              ASSETS

Current Assets
     Cash                                                        $ 48,257
     Prepaid expenses                                               6,877
                                                                 --------
              Total current assets                                 55,134

Furniture and Equipment, at cost,
     less accumulated depreciation of $12,843                     113,736
                                                                 --------
                                                                 $168,870
                                                                 ========



              LIABILITIES AND STOCKHOLDER'S EQUITY

Current  Liabilities
     Accounts  payable                                             19,439
     Accrued  expenses                                            119,515
     Current portion long-term debt                                97,017
                                                                 --------
              Total current liabilities                           235,971

Long-term debt, less current portion                               17,757

Stockholder's Equity
     Common stock, $.01 par value; 1,000,000 authorized,
        10,000 shares issued and outstanding                          100
     Additional paid-in capital                                    10,904
     Retained deficit                                             (95,862)
                                                                 --------
                                                                  (84,858)
                                                                 --------
                                                                 $168,870
                                                                 ========

                       See Notes to Financial Statements

                           AVATAR INTERACTIVE, INC.

                            STATEMENT OF OPERATIONS
      For the Period From March 20, 1998 (Inception) to December 31, 1998

Service revenue                                                $2,138,981

Expenses
     Labor and benefits                                         1,699,284
     Selling, general and administrative                          245,282
                                                               ----------
                                                                1,944,566
                                                               ----------
              Income from operations                              194,415

Interest income                                                       174
Interest expense                                                   (1,852)
                                                               ----------
              Net income                                       $  192,737
                                                               ==========

                       See Notes to Financial Statements

                           AVATAR INTERACTIVE, INC.

                       STATEMENT OF STOCKHOLDER'S EQUITY
      For the Period From March 20, 1998 (Inception) to December 31, 1998

                                                                Additional          Retained
                                               Capital            Paid-in           Earnings
                                                Stock             Capital          (Deficit)            Total
                                           ----------------   ----------------  -----------------  ----------------
Issuance of stock                               $ 200            $ 21,807          $       -          $  22,007

Stock redemption                                 (100)            (10,903)           (38,997)           (50,000)

Net income                                                                           192,737            192,737

Distributions                                                                       (249,602)           (249,602)
                                                ------           --------          ---------           ---------
Balances, December 31, 1998                     $ 100            $ 10,904          $ (95,862)          $ (84,858)
                                                =====            ========          =========           =========


                                        See Notes to Financial Statements

                           AVATAR INTERACTIVE, INC.

                            STATEMENT OF CASH FLOWS
      For the Period From March 20, 1998 (Inception) to December 31, 1998

Cash Flows From Operating Activities
     Net income                                                          $ 192,737
     Adjustments to reconcile net income to net cash
        provided by operating activities
        Depreciation                                                        12,843
        Changes in operating assets and liabilities
           Prepaid expenses                                                 (6,877)
           Accounts payable                                                 19,439
           Accrued expenses                                                119,515
                                                                         ---------
              Cash provided by operating activities                        337,657

Cash Flows From Investing Activities
     Purchase of equipment                                                (126,579)

Cash Flows From Financing Activities
     Issuance of common stock                                               22,007
     Distributions paid                                                   (249,602)
     Proceeds of notes payable                                              75,566
     Payments on notes payable                                             (10,792)
                                                                         ---------
              Cash used in financing activities                           (162,821)
                                                                         ----------
              Net increase in cash and cash at end of period             $  48,257
                                                                         =========

                       See Notes to Financial Statements

                         NOTES TO FINANCIAL STATEMENTS



Note 1.  Organization and Significant Accounting Policies

Organization

Avatar Interactive, Inc. ("Avatar") was incorporated under the laws of the state of Washington on March 20, 1998. Avatar sells computer consulting services in western Washington. Revenue from an international company (SAFECO) accounted for 64% of total revenue and revenue from another customer (interactive objects, inc. ("Interactive Objects")) accounted for 36% of total revenue during the period from March 20, 1998 (inception) to December 31, 1998.

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. accordingly, actual results could differ from the estimates that were used.

Software Consulting Services Revenue Recognition

Software consulting service revenue (including post-contract customer support) is recognized as the services are performed and is determined by multiplying the hours incurred by an established hourly rate.

Cash

Cash includes cash balances held at a bank and all highly liquid debt instruments with original maturities of three months or less. Cash balances are at times in excess of amounts insured by the Federal Deposit Insurance Corporation.

Avatar paid $1,852 for interest during the period from March 20, 1998 (inception) to December 31, 1998.

Furniture and Equipment

Furniture and equipment are depreciated using the straight-line method over the estimated useful lives of the related assets.

Taxes on Income

Avatar is an C-corporation for income tax purposes, so income tax effects are recognized at the stockholder level.


Note 2.  Redemption of Common Stock

On July 1, 1998, Avatar redeemed and retired 10,000 shares of its common stock. As consideration for the stock, a note payable for $50,000 was issued, payable in monthly installments of $2,000, including interest at 8%.

Note 3.  Notes Payable

Note payable to the sole shareholder of Avatar.  The note has no set due date, bears no interest, and is unsecured.  It is assumed to be due
within one year.                                                                $ 74,348

Note payable to former shareholder.  The terms are described in note 2.           39,208

Other                                                                              1,218
                                                                                --------
                                                                                 114,774
Less current portion                                                              97,017
                                                                                --------
                                                                                $ 17,757
                                                                                ========

Principal maturities of long-term debt are as follows for the years ending December 31:

            1999                               $ 97,017
            2000                                 17,757
                                               --------
                                               $114,774
                                               ========

Note 4.  Leases

Avatar leases office space from Interactive Objects on a month-to-month lease. Rent expense was $8,875 for the period from March 20, 1998 (inception) to December 31, 1998.


Note 5.  Subsequent Events

Subsequent to December 31, 1998, Avatar paid a former officer $10,000 and issued a note payable for $90,000 to settle any potential claims this former officer had against Avatar. Management believes all claims with this former officer are settled, but it is possible the former officer may make new claims.

Effective March 31, 1999, Avatar was acquired by Interactive Objects in a business combination accounted for as a pooling of interests.

                   INTERACTIVE OBJECTS, INC. AND SUBSIDIARY

                      PROFORMA CONSOLIDATED BALANCE SHEET
                               December 31, 1998

                                                                                                                    Proforma
                                                                                                                  Consolidated
                                                            Interactive            Avatar          Proforma         Balance
                                                           Objects, Inc.     Interactive, Inc.    Adjustments        Sheet
                                                          --------------     -----------------    -----------    -------------
              ASSETS
Current Assets
     Cash                                                   $ 3,298,278           $ 48,257            $           $ 3,346,535
     Other current assets                                       267,576              6,877                            274,453
                                                            -----------           ---------           ------      ------------
              Total current assets                            3,565,854             55,134                          3,620,988

Furniture and Equipment, net                                    226,598            113,736                            340,334

Other Assets                                                      6,934                                                 6,934
                                                            -----------           ---------           ------      ------------
                                                            $ 3,799,386           $168,870            $           $ 3,968,256
                                                            ============          =========           ======      ============


              LIABILITIES AND STOCKHOLDERS' EQUITY

Current Liabilities
     Accounts payable and accrued expenses                  $   340,490           $138,954            $           $   479,444
     Current portion long-term debt                                                 97,017                             97,017
                                                            -----------           ---------           ------      ------------
              Total current liabilities                         340,490            235,971                            576,461

Long-term debt, less current portion                                                17,757                             17,757

Stockholders' Equity
     Preferred stock
     Common stock and additional paid-in capital              9,147,574             11,004                          9,158,578
     Retained deficit                                        (5,688,678)           (95,862)                        (5,784,540)
                                                            -----------           ---------           ------      ------------
                                                              3,458,896            (84,858)               -         3,374,038
                                                            -----------           ---------           ------      ------------
                                                            $ 3,799,386           $168,870            $           $ 3,968,256
                                                            ===========           =========           ======      ============

            See Notes to Proforma Consolidated Financial Statements

                   INTERACTIVE OBJECTS, INC. AND SUBSIDIARY

                 PROFORMA CONSOLIDATED STATEMENT OF OPERATIONS
                         Year Ended December 31, 1998

                                                                                                                    Proforma
                                                                                                                  Consolidated
                                                            Interactive            Avatar          Proforma       Statement of
                                                           Objects, Inc.     Interactive, Inc.    Adjustments      Operations
                                                          --------------     -----------------    -----------    -------------
Revenue
     Service revenue                                        $ 2,122,846         $2,138,981        $ (675,636)     $ 3,586,191

Expenses
     Labor and benefits                                       3,427,782          1,699,284         (675,636)        4,451,430
     Selling, general and administrative                      2,956,963            245,282              -           3,202,245
                                                            -----------         ---------         --------        -----------
                                                              6,384,745          1,944,566         (675,636)        7,653,675
                                                            -----------         ---------         --------        -----------
              Income (loss) from operations                  (4,261,899)           194,415            -            (4,067,484)

Other income (expense)                                          116,385            (1,678)                            114,707
                                                            -----------         ---------         --------        -----------
              Net income (loss)                             $(4,145,514)        $ 192,737         $               $(3,952,777)
                                                            ===========         =========         ========        ===========

            See Notes to Proforma Consolidated Financial Statements

              NOTES TO PROFORMA CONSOLIDATED FINANCIAL STATEMENTS



Note 1.  Basis of Presentation

The proforma balance sheet as of December 31, 1998, and the proforma consolidated statement of operations for the year then ended ("the proforma consolidated financial statements") have been prepared by Interactive Objects, Inc. ("Interactive Objects") pursuant to the rules and regulations of the Securities and Exchange Commission. As described in Note 2, on March 31, 1999, Interactive Objects acquired all of the equity interests of Avatar Interactive, Inc. ("Avatar"). These proforma consolidated financial statements have been prepared under the pooling of interests method of accounting and reflect the combined financial position and operating results of Interactive Objects and Avatar as of and for the year ended December 31, 1998. These proforma consolidated financial statements will become the historical financial statements of Interactive when Interactive issues its financial statements for the first fiscal quarter of 1999. Material intercompany transactions during 1998 have been eliminated.


Note 2.  Avatar Merger

On March 31, 1999, Interactive Objects acquired all of the equity interests of Avatar, a Washington corporation formed on March 20, 1998. The business combination transaction has been accounted for as a pooling of interests for accounting and financial reporting purposes. The pooling-of-interests method of accounting is intended to present as a single interest two or more common shareholders' interests which were previously independent; accordingly, the historical financial statements for the period prior to the business combination are restated as though the companies had been combined. As Avatar was formed in 1998, proforma information for periods prior to 1998 is not applicable.